UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2020 (February 19, 2020)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Compensatory Arrangements for Named Executive Officers
Performance Award Agreement
On February 19, 2020, the Compensation Committee of the Board of Directors for Carriage Services, Inc. (the “Company”) approved a new form of Performance Award Agreement (the “Agreement”) for eligible employees, including the Company’s executive officers. Pursuant to the Agreement, the target share awards for each of the Company’s executive officers (each, an “Award”) will vest on December 31, 2024 (the “Vesting Date”) if the Company’s common stock reaches one of three pre-determined growth targets for a sustained period ending on the Vesting Date, as defined by the Agreement.
For each of the Company’s executive officers, other than the Company’s CEO and the Company’s President, the Award will result in 9,000 shares being awarded if the average closing price of the Company’s common stock, during any twenty consecutive day period in calendar year 2024 (the “Average Closing Price”), reaches $51.49 (“Target 1”). Alternatively, the Company’s executive officers, other than the CEO and President, will each be awarded 15,000 shares if the Average Closing Price of the Company’s common stock reaches $63.70 (“Target 2”), and 22,000 shares will be awarded to each of the Company’s executive officers, other than the CEO and President, if the Average Closing Price of the Company’s common stock reaches $78.12 (“Target 3”).
The Company’s President will be awarded 20,000 shares of Company common stock if Target 1 is achieved, 33,000 shares of Company common stock if Target 2 is achieved, and 48,000 shares of Company common stock if Target 3 is achieved. The Company’s CEO will be awarded 40,000 shares of Company common stock if Target 1 is achieved, 66,000 shares of Company common stock if Target 2 is achieved, and 96,000 shares of Company common stock if Target 3 is achieved.
The Awards are designed to directly align certain forms of equity compensation payable to the Company’s executive officers with long-term stockholder value creation and sustainable high performance by the Company. The form of the Agreement is included herewith as Exhibit A.
ITEM 9.01    FINANCIAL STATMENTS AND EXHIBITS.
    The following are filed as part of this Current Report on Form 8-K:

10.1 Form of Performance Award Agreement under Carriage Services, Inc. 2017 Omnibus Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: February 25, 2020	By:	/s/ Viki K. Blinderman
Viki K. Blinderman
Senior Vice President, Chief Accounting Officer, Principal Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit	Description

10.1	Form of Performance Award Agreement under Carriage Services, Inc. 2017 Omnibus Incentive Plan.